Registration No. 333-65599
                                                               ICA No. 811-09053

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A
                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933

                        Pre-Effective Amendment No.___           ___

                        Post-Effective Amendment No. 1            X
                                                                 ---
                                     and/or

                  REGISTRATION STATEMENT UNDER THE INVESTMENT
                              COMPANY ACT OF 1940
                          Pre-Effective Amendment No.            ___
                        Pre-Effective Amendment No.___           ___

                         Post-Effective Amendment No. 1           X
                                                                 ---

                        (Check Appropriate Box or Boxes)

                              THE MP 63 FUND, INC.
                              --------------------
               (Exact Name of Registrant as Specified in Charter)

                         The Hauppauge Corporate Center
                                150 Motor Parkway
                            Hauppauge, New York 11788
                            -------------------------
              (Address of Principal Executive Offices)(Zip Code)

       (516) 951-0500 (Registrant's Telephone Number, Including Area Code)
       --------------
                                  Michael Miola
                          American Data Services, Inc.
                         The Hauppauge Corporate Center
                                150 Motor Parkway
                           Hauppauge, New York 11788
                           -------------------------
                     (Name and Address of Agent For Service)


                                 With a copy to:


                            Denis R. Pinkernell, Esq.
                      Satterlee Stephens Burke & Burke LLP
                                 230 Park Avenue
                               New York, NY 10169

                As Soon as practicable After the Effective Date
                -----------------------------------------------
                 (Approximate Date of Proposed Public Offering)


                             Shares of Common Stock
                             ----------------------
                     (Title of Securities Being Registered)

           It is proposed that this filing will become effective (check appropriate box):


     __       immediately upon filing pursuant to paragraph (b).
     __       on (date) pursuant to paragraph (b).
     __       60 days after filing pursuant to paragraph (a)(1).
     __       on (date) pursuant to paragraph (a)(1).
     __       75 days after filing pursuant to paragraph (a)(2).
     X        on March 6, 2000 pursuant to paragraph (a)(2) of Rule 485.
     --

     THE REGISTRANT DECLARES THAT AN INDEFINITE AMOUNT OF ITS SHARES OF COMMON STOCK IS BEING REGISTERED BY THE REGISTRATION STATEMENT PURSUANT TO SECTION 24(F) UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND RULE 24F-2 THEREUNDER.

                              THE MP 63 FUND, INC.
                       REGISTRATION STATEMENT ON FORM N-1A

              CROSS REFERENCE SHEET FOR ITEMS REQUIRED BY FORM N-1A


  ITEM NO.    CAPTION IN PROSPECTUS
  --------    ---------------------

     1        Front and Back Cover Pages
     2        Risk/Return Summary; Risk/Return Table
     3        Transaction and Operating Expense Table
     4        Investment Objective and Policies
     5        Management's Discussion of Fund; Performance Comparisons
     6        Management
     7        How to Purchase Shares; How to Redeem Shares; Shareholder
              Services; Dividends and Distributions;
              Valuation of Shares; Tax Status and General Information
     8        Not Applicable
     9        Financial Highlights; Performance Comparisons


              CAPTION IN STATEMENT OF ADDITIONAL INFORMATION
              ----------------------------------------------

    10        Cover Page and Table of Contents
    11        Investment Objective, Policies, and Restrictions
    12        Investment Objective, Policies, and Restrictions
    13        Directors and Executive Officers
    14        Not Applicable
    15        Investment Advisory and Other Services
    16        Portfolio Transactions and Allocation of Brokerage
    17        Ownership of Shares
    18        Dividends and Distribution; Net Asset Value and Public Offering
              Price
    19        Taxation
    20        Investment Advisory and Other Services
    21        Performance Comparisons
    22        Financial Statements

                              THE MP 63 FUND, INC.


         The MP 63 Fund, Inc. seeks long term capital appreciation. The Fund will accumulate shares on a regular basis in a diverse group of companies that meet the criteria established by Moneypaper Advisor, Inc. (the "Adviser") for long term capital appreciation (see Investment Objectives). The Fund seeks to minimize investment risk by accumulating shares on a regular basis in the companies whose securities are purchased and held by the Fund.

         This Prospectus, dated December 1, 1999, describes the information about the Fund that you should have before investing. Please read it carefully before investing and retain it for future reference.






           THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
        DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS
      PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              RISK/RETURN SUMMARY


INVESTMENT RISKS AND PERFORMANCE

         The MP 63 Fund, Inc. seeks long term capital appreciation. The Fund will accumulate shares on a regular basis in a diverse group of companies that meet the criteria established by Moneypaper Advisor, Inc. (the "Adviser") for long term capital appreciation (see Investment Objectives). The Fund seeks to minimize investment risk by accumulating shares on a regular basis in the companies whose securities are purchased and held by the Fund.

         All investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions, and other factors. The Fund's total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or long periods of time. The fund is also subject to investment style risk, which is the chance that returns from large capitalization dividend paying stocks will trail returns from other stock categories, the overall stock market, or other investments. Over the past five and ten year period, large cap stocks have outperformed the market in general and a similar period of under- performance is possible. In addition, investors should be aware that the Fund has a limited operating history and that the Adviser has limited experience in acting as an investment adviser to a mutual fund.

RISK/RETURN TABLE [DATA TO BE SUPPLIED BY SUBSEQUENT AMENDMENT]

         Since the Fund was launched on March 1, 1999, the Fund is not yet in a position to provide a bar chart showing a history of performance or a table of one, five and ten year return.

         The table below compares the performance of the MP63 Fund to the S&P 500(R) Index, a commonly accepted broad measure oF stock market performance. By doing so, the table gives some indication of the risk of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future.

         The returns in the following table take into account the effect of fee waivers and expense reimbursements by the Advisor. If the fee waivers and expense reimbursement had not been in effect, the Fund's return would be lower than that shown.

AVERAGE ANNUAL TOTAL RETURN (for the period ended Month, Day, Year)

------------------------------------------------- ----------------------------
                                                       Life of the Fund

------------------------------------------------- ----------------------------
               MP63 Fund*                                  xx.xx%
               S&P 500(R) Index**                          xx.xx%

*  The Fund commenced operations on March 1, 1999.
** The S&P 500(R) Index is an unmanaged index. Index returns assume reinvestment of dividends: unlike the Fund's return, however, they do not reflect any fees or expenses.

The year to date return of the MP 63 Fund for the period ended [date], was xx.xx%. During calendar year 1999, the Fund's highest return for a quarter was xx.xx% (quarter ended xx-xx-99) and the lowest return for a quarter was xx.xx% (quarter ended xx-xx-99).



TRANSACTION AND OPERATING EXPENSE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER TRANSACTION FEES (paid directly from your investment)(1)
Maximum Sales Fee (Load) Imposed on Purchases (as a percentage of the offering price) None
Maximum Redemption Fee(2)                                              2%
Exchange Fees                                                          None
Account Maintenance Fee (for accounts under $2,000)                    $10/year

ESTIMATED ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets, expressed as a percentage of net assets)
Management Fees                                                       0.35%
Maximum Administration Fees(3)                                        0.35%
Distribution (and/or Service) (12b1) Fees                             None
Other Expenses(4),(5)                                                 0.55%

Total Estimated Fund Operating Expenses(5)                            1.25%

----------------------------------

         (1) Shareholder accounts that are opened with less than $2,000 or that have an average annual account balance of less than $2,00 as of the end of each calendar year will be charged an account maintenance fee of $10.00 per account, which will be paid to the Administrator. Additionally, financial institutions selling Fund shares may charge investors a fee for their services.

         (2) Shares held less than three years are subject to a 2% Redemption Fee. Shares held less than five years but more than three years will be charged a 1% Redemption Fee. Redemption Fees do not supply to IRAs and other tax-deferred accounts. For an explanation of Redemption Fees, see How to Redeem Shares, below.

         (3) The Adviser and the Administrator each receive annual fees equal to 0.35% of the Fund's average daily net assets. The adviser, from time to time, may, in its discretion, waive some or all of its advisory fees. The Adviser paid all expenses incurred to organize the fund and will be responsible for the costs associated with the management of the Fund. See, Management, below, for further information about the Adviser.

         (4) Included among Other Expenses are state registration and custody fees.

         (5) Other Expenses and Total Estimated Fund Operating Expenses are based on estimated amounts assuming net assets of $10 million in the Fund.



Example:

You would pay the following expenses on a $10,000 investment, assuming a 5% annual return and redemption at the end of each time period:


                   1 year               $338.67
                   3 years              $637.66


THE PURPOSE OF THE ABOVE TABLE IS TO HELP YOU UNDERSTAND THE VARIOUS COSTS AND EXPENSES THAT YOU, AS A SHAREHOLDER, WILL BEAR DIRECTLY OR INDIRECTLY IN CONNECTION WITH AN INVESTMENT IN THE FUND. THE EXAMPLE SET FORTH ABOVE ASSUMES REINVESTMENT OF ALL DIVIDENDS AND USES A 5% ANNUAL RATE OF RETURN AS REQUIRED BY SEC REGULATIONS.

NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

         The Fund pays certain operating expenses directly, including, but not limited to, custodial, auditing, and legal fees; fees of the independent directors; costs of printing and mailing prospectuses, statements of additional information, proxy statements, notices, and reports to shareholders; insurance expenses; and costs of registering its shares for sale under federal and state securities laws. See the SAI for a more detailed discussion of independent director compensation.


                        INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE

         The Fund seeks to provide investors with longterm capital appreciation through the accumulation of shares of common stock. The Adviser will make no effort to time the market and its investment decisions, will not be influenced by movement in the stock market in general, and will not respond to the daytoday ups and downs of the business activities of the companies it holds. The Adviser identifies companies based primarily on the Moneypaper 63 Stock Index (MP 63 Index), which is comprised of common stocks of companies that encourage shareholders to participate in their dividend reinvestment plans. The Fund will continue to acquire and hold such common stocks, provided the companies continue to meet the Fund's and the Adviser's investment criteria outlined below.

         Unlike many other equity mutual funds, the Fund does not view a drop in the value of the shares held by the Fund as a negative occurrence. When the market price of its holdings is relatively low, it will be able to buy more shares than it would if the price were higher. Because the Fund expects to accumulate shares in the same companies over a period of years, drops in the market prices of any of its holdings give the Fund the ability to buy shares at favorable prices.

         Investors are encouraged to add to their Fund positions regularly as a means of accumulating assets slowly over the longterm. Investors redeeming their shares in less than five years will be subject to a redemption fee. See How to Redeem Shares, below. It is anticipated that over any tenyear period the Fund will have accumulated more shares at lower prices than it accumulated at higher prices, thus the longterm investor in the Fund has increased the likelihood of achieving the investment objective and has reduced the risk of negative results.

         The Fund is not intended to be a complete investment program. There is no assurance that the Fund will achieve its investment objective. The Fund's investment objective may not be changed without shareholder approval. However, specific investment policies employed by the Adviser to achieve the Fund's objective may be changed or eliminated by the Fund's Board of Directors without shareholder approval. The Fund has also adopted investment restrictions, most of which may not be changed without shareholder approval. See "Investment Objective, Policies and Restrictions" in the SAI.

INVESTMENT POLICIES

         The Fund seeks to achieve its investment objective by investing in a diversified portfolio of common stocks of companies, each of which offers a dividend reinvestment plan. The Fund will have a wide representation among industries. The Fund will invest at least 65% of its total assets in the common stocks of the 63 companies that comprise the Moneypaper 63 Stock Index. The Fund's portfolio companies will also satisfy certain other favorable investment characteristics, including growth in earnings, continuous history of paying dividends, low debt ratios and prospects for future growth.

         The Adviser continually monitors the Fund's portfolio to ensure that the companies comprising the portfolio continue to meet the investment criteria. The Adviser's disciplined investment approach differs from certain more "actively managed" equity funds because the Adviser is not buying or selling shares of portfolio companies based on swings in economic or market conditions. The Fund, however, should not be confused with, and is not intended to be, an index fund. The Fund will follow closely the stock selections in the Moneypaper's MP 63 Stock Index. See MP 63 Stock Index, below, for a description of such Index; however, the Adviser reserves the right to make independent investment management decisions regarding the composition of the Fund's portfolio. For example, a portfolio company may cease to be listed on the MP 63 Stock Index but continue to be held by the Fund if the Adviser believes that the company meets its criteria for investment or if it would be disadvantageous to the Fund and its shareholders to sell such stock at such time. This determination may also affect the weightings of stocks or the industries in which the Fund invests as compared with similar weightings in the Index during such time.

         The Fund expects to receive cash on an ongoing basis and will be making regular investments in the companies it already holds. Initial investments were made by the Fund in proportion to the then current holdings of the MP 63 Stock Index. On a regular basis, cash is invested to the extent possible evenly among the 63 companies that make up the MP 63 Stock Index. This process results in a strategy similar to that of dollarcost averaging. By utilizing this strategy when investing additional funds for its shareholders and by minimizing portfolio turnover, the Adviser believes that the Fund will maximize accumulation, thereby compounding its value. Dividends will be reinvested in the companies that paid them.

         The Adviser believes that the combination of its strategy to invest equal dollar amounts in each company, together with a secondary investment strategy it calls "INVEST%," will better enable the Fund to achieve its investment objective. INVEST% is a proprietary investment strategy that relies on the relationship of a stock's market price to its 52week high or 52week low. The Adviser uses INVEST% to determine whether to invest more or less than the predetermined investment amount in a particular stock. In general, the predetermined investment amount represents the uninvested cash balance divided equally among all of the current portfolio companies. However, at the end of each calendar quarter, the Adviser will invest any remaining uninvested cash balance. The use of INVEST% will only defer or accelerate purchasing. Each company is allocated an equal amount of the total to be invested. The Advisor rounds up the number, or rounds down the number of shares based on the percentage results of INVEST%. The difference between the allocation and the amount we actually purchased is carried over to the next investment, but remains allocated to that company in particular.

MP 63 STOCK INDEX

         The MP 63 Stock Index was created by the editors of The Moneypaper, (a monthly investment newsletter) at the start of 1994 in order to track a representative sampling of companies that offer dividend reinvestment plans ("DRPs"). With an emphasis on quality and diversity, the Index contains companies that can easily serve as "core" holdings in any portfolio, and typify the longterm aims of the small investor who uses DRPs to build wealth. The result is a mixture of industrial companies, utilities, and transportation firms and runs the gamut from pharmaceuticals to retailers. Included are blue chip companies, banks, food companies and other companies that should do well over the longterm.

         The MP 63 Index is equally weighted among companies, regardless of their size, and basically follows the fate of $100 investments in each company, with dividends reinvested, individually and in the aggregate. Each company has its own "index", regardless of price level or stock split history, and the overall index is the aggregate performance of all stocks. When an individual company has a reading of 200, it has doubled the value of its initial investment, which was made at the start of 1994, turning $100 into $200. When the MP 63 passed the 200 level, as it did on June 6, 1997, it meant that an initial investment of $6,300 ($100 in each company) had achieved a value of over $12,600.

         The MP 63 Index is designed to demonstrate and encourage individual investors to achieve longterm wealth by investing in a diverse group of companies, which decreases risk, and to focus on highquality, investorfriendly firms that offer DRPs. By and large, the companies included require ownership of just one share to enroll in their dividend reinvestment plan. In addition, these companies either do not charge any fees or, in some cases, charge minimal fees for participating in such plans. Although the Fund may not pexactly mirror the holdings of the MP 63 Stock Index, its investing philosophy, as described above, is inspired by it.

         Companies are replaced in the MP 63 Fund in conjunction with changes made to the underlying MP 63 Index. The MP 63 Index is diversified across industries. Replacements are generally made only when a company adopts a high-fee dividend reinvestment plan (DRP) or when a component is merged into or acquired by another company which is a non-DRP company, a replacement is chosen; but if the acquirer is judged to be a suitable replacement, it may take the place of the company being acquired and the shares are converted without capital gains realization.

RISK CONSIDERATIONS

         All investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions, and other factors. The Fund's total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or long periods of time. The fund is also subject to investment style risk, which is the chance that returns from large capitalization dividend paying stocks will trail returns from other stock categories, the overall stock market, or other investments. Over the past five and ten year period, large cap stocks have outperformed the market in general and a similar period of under-performance is possible. In addition, investors should be aware that the Fund has a limited operating history and that the Adviser has limited experience in acting as an investment adviser to a mutual fund.

PORTFOLIO TURNOVER

         Portfolio turnover generally involves some expense, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and investment in other securities. As a result of the Fund's investment policies, the Adviser believes that its portfolio turnover rate will be lower than that of most other equity mutual funds. In general, the Fund's portfolio turnover rate is expected to be less than 10%. A low portfolio turnover rate reduces the number of transactions that may also result in the realization of taxable capital gains, some or all of which may be shortterm capital gains not eligible for favored tax treatment.

DIVERSIFICATION

         The Fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets,
(a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government securities) and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. The remaining 25% of its total assets is not subject to this restriction. To the extent that the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.



         The Fund was launched during a period of historically high prices for the large-capitalization stocks that comprise the universe of DRP companies. In its early states, capital was invested on a weekly or bi-weekly basis, so as to spread the pricing risk over the phase-in period, which lasted several months. During that time, the NAV fluctuated between $9.37 and $10.70 per share, with the Fund's assets reaching $12 million by the end of August, 1999. We made the 23rd purchase for the Fund on November 10, with the Fund's NAV at $9.93 (and the Dow Industrials at about 10,600). A week later, the NAV closed at $10.18 (and the Dow above 10,900).

                                   MANAGEMENT

BOARD OF DIRECTORS

         The Fund's Board of Directors has the primary responsibility for overseeing the overall management of the Fund and electing its officers. The Fund's Board of Directors is composed of the following six persons: Ted S. Gladstone, President, Gladstone Development Corporation; Gloria L. Schaffer, retired since 1996; prior thereto from 19911995, Commissioner of Consumer Protection for the State of Connecticut; Harold G. Weinreb, Consultant since 1987; prior thereto from 1966 to 1987, employed by W.R. Grace & Co.; Angela Shashoua, commercial real estate developer in Boston, Massachusetts since 1975; Vita Nelson, Chief Executive Officer of The Moneypaper, Inc.; and Michael Miola, Chief Executive Officer of American Data Services, Inc.

INVESTMENT ADVISER

         The Moneypaper Advisor, Inc. (the "Adviser"), 1010 Mamaroneck Avenue, Mamaroneck, New York 10543, has been retained under an Investment Advisory Agreement with the Fund to act as the Fund's investment adviser subject to the authority of the Board of Directors. Vita Nelson, David Fish and Rod Drysdale will be responsible for the overall management of the Fund's portfolio.

         Ms. Nelson's first job in the financial industry was as a bond trader at Granger & Co., in New York, where she made a market in municipal bonds. She is the Chief Executive Officer of The Moneypaper, Inc., and the Editor and Publisher of four wellrespected financial publications. Ms. Nelson has, among her achievements, popularized the use of dividend reinvestment plans (DRPs). These plans accept investments from individuals directly (thereby permitting the individual to bypass brokers).

         The Moneypaper's Guide to Dividend Reinvestment Plans is the acknowledged authority on the operations of companysponsored direct investment plans. The Guide provides eligibility criteria and plan features of more than 1,100 companies that accept direct investments. In addition, Ms. Nelson is the Editor and Publisher of The DRP Authority, Direct Investing, as well as The Moneypaper, which began publishing in 1981 as a monthly guide for the selfreliant investor. Mrs. Nelson graduated from Boston University with a degree in Comparative Literature.

         Mr. Fish is the Executive Editor of three publications of The Moneypaper, Inc.: The Moneypaper, Direct Investing, and the DRP Authority. He is responsible for the daily management of the MP 63 Stock Index and his responsibilities at The Moneypaper Inc. include research, editing, and revising the Moneypaper's Guide to Dividend Reinvestment Plans. Prior to joining The Moneypaper, Inc. in 1994, Mr. Fish was a Senior Accountant with Thom McAn Shoe Company since 1974. Mr. Fish graduated magna cum laude with a B.S. degree in Business Administration from Worcester State College, Worcester, MA (1974).

         Mr. Drysdale is the Chief Financial Officer of Temper of the Times Communications, Inc., a registered brokerdealer, an affiliate of the Adviser. From 1989 through 1998, Mr. Drysdale was employed by Citibank, N.A. in both its retail banking and brokerage services division. He earned a B.S. degree in Finance from the University of Vermont in 1989.

         The Adviser furnishes the Fund with investment advice and supervises the Fund's management and investment programs. The Adviser furnishes at its own expense all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund. The Adviser also provides investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Fund. In addition, the Adviser pays the salaries and fees of all officers of the Fund who are affiliated with the Adviser.

         Under the Investment Advisory Agreement, the Fund pays the Adviser a monthly advisory fee equal, on an annual basis, to 0.35% of its average daily net assets. The Adviser may, from time to time, voluntarily waive a portion of its fees.



CODE OF ETHICS

         The Fund and the Adviser have adopted a Code of Ethics that restricts personal investing practices by employees of the Adviser and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the Fund's portfolio obtain preclearance before executing personal trades. With respect to Ms. Nelson and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of the Fund and its shareholders come before the interests of the people who manage the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

         Portfolio transactions for the Fund will generally be executed with brokerdealers on an agency basis. The Adviser will be responsible for placing all orders for purchases and sales of the Fund's securities. In selecting brokerdealers, the Adviser may consider research and brokerage services furnished to the Fund as well as to the Adviser and its affiliates. Subject to seeking the most favorable price and execution available, the Adviser may consider sales of shares of the Fund's shares (and of those of future series of the Fund) as a factor in the selection of brokerdealers. In addition, any portfolio transactions for the Fund that are executed on an agency basis may be effected through an affiliate of the Adviser. For more information, see "Portfolio Transactions and Allocation of Brokerage" in the SAI.

FUND ADMINISTRATOR

         The Fund's Administrator is American Data Services, Inc. ("ADS" or the "Administrator"), which has its principal office at The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, NY 11788, and is primarily in the business of providing administrative, fund accounting, and stock transfer services to retail and institutional mutual funds with approximately $6 billion in total assets through its offices in New York, Denver, Tampa, and Los Angeles. Pursuant to an Administrative Service Agreement with the Fund, the Administrator provides all administrative, transfer agency, and fund accounting services necessary for the Fund, subject to the supervision of the Board of Directors.

         For the services rendered to the Fund by the Administrator, the Fund pays the Administrator a monthly fee, which is based on its average net assets. If the Fund's average daily net assets are: less than $75 million, the Administrator's fee is equal to 0.35% on an annual basis of its average daily net assets; between $75 million and $200 million, the Administrator's fee is equal to 0.30% of such assets; between $200 million and $500 million, the Administrator's fee is equal to 0.25% of such assets; between $500 million and $1 billion, the Administrator's fee is equal to 0.20% of such assets; and in excess of $1 billion, the Administrator receives a fee equal to 0.10% of the Fund's average daily net assets. The Fund also reimburses the Administrator for printing, postage, and telephone costs.



TERMINATION

         Both the Investment Advisory Agreement and the Administrative Service Agreement are terminable by the Board of Directors of the Fund, the Adviser, or the Administrator, on sixty (60) days' written notice. The Investment Advisory Agreement will terminate automatically in the event of its "assignment" as defined in the Investment Company Act. The Administrative Service Agreement, however, may be assigned provided the nonassigning party has given prior written consent. Each Agreement shall remain in effect for two years from the date of its initial approval, and subject to annual approval of the Board of Directors for oneyear periods thereafter. Each Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence on the part of the Adviser or willful misuse, bad faith or negligence on the part of the Administrator, or reckless disregard of its obligations thereunder, the Adviser or the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

DISTRIBUTOR

         ADS Distributors, Inc. ("the Distributor"), an affiliate of the Administrator, has entered into a distribution agreement with the Fund to serve as distributor for the Fund's shares. There is no fee paid to the Distributor for serving in this capacity.

         The Adviser and/or the Administrator may, out of its own assets, pay for certain expenses incurred in connection with the distribution of Fund shares. In particular, either or both entities may make payments out of its own assets to sales representatives and brokerdealers in connection with sales of Fund shares. See, How to Purchase SharesPurchase Price, below.

                             HOW TO PURCHASE SHARES

GENERAL PURCHASE INFORMATION

         The minimum initial investment in the Fund is $1,000. The Fund may waive or reduce the minimum for certain retirement and employee savings plans or custodial accounts for the benefit of minors. The Fund's shares may be purchased at their net asset value from the Distributor, from other brokerdealers that are members of the NASD, and from certain financial institutions that have entered into selling agreements with the Distributor.

         When orders are placed for shares of the Fund, the public offering price used for the purchase will be the net asset value per share next determined. The Fund's net asset value is determined at 4:15 on each business day. If an order is placed with a brokerdealer, or other financial institution, the brokerdealer or other financial institution is responsible for promptly transmitting the order to the Fund's Transfer Agent/Administrator.

         Shares of the Fund may be purchased by opening an account either by mail, by phone or, to the extent available and permitted by applicable law, by use of the Internet. Shares are deemed to be purchased as of the time of determination of the Fund's net asset value on the day the purchase order for the purchase of its shares is received in good form by the Fund or the Administrator. Investors may make systematic investments of fixed amounts automatically on a monthly or quarterly basis through the Fund's Automatic Investment Plan. The Adviser believes shareholders should use this Plan for budgetary purposes and not for the purpose of investing according to an investor's individual dollarcost averaging strategy and the Adviser suggests that investments be made quarterly, not monthly. Additional information is available from the Fund's Transfer Agent/Administrator.

PURCHASES BY TELEPHONE

         To open an account by telephone, you must first call 1877MP63FUN (6763386) to obtain an account number and instructions. Information concerning the account will be taken over the phone. Subject to acceptance by the Administrator, shares of the Fund may be purchased by wiring immediately available federal funds (subject to the minimum investment) to Firstar Corp. from your bank, which may charge a fee for doing so (see instructions below). You should provide your bank with the following information for the purpose of wiring your investment:

                         Firstar Corp. Cinti/Trust
                         ABA# 042000013
                         Account # 488922956__F/B/O MP 63 Fund
                         Shareholder Acct. No.______________________________
                                                (write in Account Number)
                         Shareholder Acct. Name______________________________
                                                (write in Shareholder Name)



         You must mail a signed application to the Fund's Transfer Agent/Administrator at the address listed below in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, the Custodian and the Transfer Agent are open for business. A wire purchase will not be considered completed until the wired money is received by the Fund's custodian bank. Any delays in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent/ Administrator. At present, there is no fee for the receipt of wired funds, but the Fund reserves the right to charge shareholders for this service.

PURCHASES BY MAIL

         Subject to acceptance by the Fund's Administrator, an account may be opened by completing and signing an account application and mailing it, together with a check (subject to the Fund's minimum investment of $1,000) payable to:



                          MP 63 Fund
                          c/o American Data Services, Inc.
                          P.O. Box 5536
                          Hauppauge, NY 117880132

         Payment received by mail for the purchase of shares will be credited to a shareholder's account at the net asset value per share next determined after receipt. In the event that there are insufficient funds to cover a check, the shareholder or prospective investor will be assessed a $15.00 charge.

ADDITIONAL INVESTMENTS

         Additional investments may be made at any time (subject to the minimum subsequent investment of $100; $50 for purchases made using the Fund's Automatic Investment Plan) by purchasing shares of the Fund at net asset value. This may be done by mailing a check to the Fund at the address noted under "Purchases by Mail" or by wiring monies to the custodian bank, as outlined above, from a bank or financial institution, with which the shareholder has an account and which is a member of the Federal Reserve System, with instructions to transmit federal funds by wire to the Fund.

OTHER PURCHASE INFORMATION

         Investors should be aware that the Fund's account application contains provisions that exclude the Transfer Agent, the Distributor, and certain of the Distributor's affiliates from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone exchanges) made available to investors.

         The Fund must receive an order and payment by the close of business for the purchase to be effective. If funds are received after the close of business (4:00 p.m.), the purchase will become effective on the next business day.

         All purchases of the Fund's shares will be made in full and fractional shares calculated to three decimal places. The Fund will not issue stock certificates evidencing ownership of Fund shares.

                              HOW TO REDEEM SHARES

GENERAL REDEMPTION INFORMATION

         You may redeem all or a portion of your shares on any day that the Fund values its shares (please refer to "Valuation of Shares" below for more information). Your shares will be redeemed at the net asset value next determined after receipt of your instructions in good form as explained below. The Fund's net asset value will fluctuate on a daily basis. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.


         If authorized in the account application, you may contact the Transfer Agent by telephone with an oral request or send a written request. This request should contain: the dollar amount or number of shares to be redeemed, your Fund account number, and either a Social Security or tax identification number (as applicable). You should sign your request in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign.

SIGNATURE GUARANTEES

         No signature guarantee is required for redemptions in an amount less than $2,500 or when the redemption amount is to be sent to a shareholder directly. To protect shareholder accounts, the Fund, and its Transfer Agent from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption from an account when (1) the proceeds are to be sent to someone other than to the registered shareholder(s) at the registered address, and/or (2) shares are requested to be transferred to another individual or entity other than the shareholder. Signature guarantees may be obtained from certain eligible financial institutions, including, but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations, and participants in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP"), or the New York Stock Exchange Medallion Signature Program ("MSP"). Shareholders may contact the Fund at (1877MP63FUN (6763386) for further details.

BY MAIL

         The Fund will redeem its shares at the net asset value next determined after the request is received in "good order." The net asset value per share of the Fund is determined as of 4:15 p.m., New York time, on each day that the New York Stock Exchange, Inc. (the "NYSE"), the Fund, and the Transfer Agent/Administrator are open for business. Requests should be addressed to: MP 63 Fund, c/o American Data Services, Inc., P.O. Box 5536, Hauppauge, NY 117880132. Requests in "good order" must include the following documentation:

         (a) a letter or standard form of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

         (b) any required signature guarantees (see Signature Guarantees, above); and

         (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profitsharing plans, and other organizations.



BY TELEPHONE

         Provided the Telephone Redemption Option has been authorized in the application, a redemption of shares may be requested by calling the Fund's Transfer Agent at 1877MP63FUN (6763386) and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the Telephone Redemption Option is authorized, the Fund and its Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Fund or its Transfer Agent to be genuine.

         The Transfer Agent's records of such telephone instructions are binding and each shareholder, and not the Fund or its Transfer Agent, bears the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its Transfer Agent to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund in connection with transactions initiated by telephone may include tape recording of telephone instructions and requiring some form of personal identification information prior to acting upon instructions received by telephone.

PAYMENT OF REDEMPTION PROCEEDS

         After your shares have been redeemed, proceeds will be paid within three business days. In no event will payment be made more than seven days after receipt of your order in good form, except that payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the NYSE. Payment of redemption proceeds may also be delayed if the shares to be redeemed were recently purchased by a check drawn on a bank that is not a member of the Federal Reserve System, or until such check has cleared the banking system (normally up to 15 days from the purchase date).

REDEMPTION FEE

         The Fund is designed for longterm investors. It is not designed for shortterm traders whose frequent purchases and redemptions can generate substantial cash flow. These cash flows can unnecessarily disrupt the Fund's investment program. Shortterm traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Fund at the worst possible time as far as longterm investors are concerned. Additionally, shortterm trading drives up the Fund's transaction costs measured by both commissions and bid/ask spreads which are borne by the remaining longterm investors. Moreover, shortterm sales have tax consequences that would be borne by the remaining shareholders. For these reasons, the Fund assesses a 2% fee on the redemption of shares held for less than three years. This fee is reduced to 1% for shares held for more than three years but less than five years and no fee is charged for shares held for more than five years. Redemption Fees will be paid to the Fund to help offset transaction costs.

         The fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains) or to shares held in retirement plans (such as 401(k), 403(b), 457, Keogh, profitsharing plans, and money purchase Pension Plans). This fee also does not apply to shares held in IRA accounts.

         To calculate Redemption Fees, the Fund will use the firstin, firstout
(FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. If this holding period is less than five years, a redemption fee will be assessed. In determining the "five year" or "three year" provision, the Fund will use the anniversary date of a transaction. Thus, for example, shares purchased on January 1, 1999, will be subject to a 2% fee if they are redeemed on or prior to December 31, 2001. Shares redeemed on or after January 1, 2004, will not be subject to any redemption fee. In the event of a partial redemption, shares will be redeemed on a first in/first out basis, that is the earliest purchased shares will be deemed to be redeemed first.

INVOLUNTARY REDEMPTION

         The Fund reserves the right to redeem your account at any time the net asset value of the account falls below $500 as the result of a redemption request. You will be notified in writing prior to any such redemption and will be allowed 30 days in which to make additional investments before the redemption is processed.


                              SHAREHOLDER SERVICES

         The Fund offers several service options to make your account easier to manage. These are listed on the account application. Please make note of these options and elect the ones that are appropriate for you.

AUTOMATIC INVESTMENT PROGRAM

         You can automatically transfer $50 or more per month from your bank, savings and loan, or other financial institution to purchase additional shares. The Adviser believes that the use of this program by shareholders should be for budgetary purposes and not for the purpose of investing through an investor's individual dollarcost averaging strategy. Contact the Transfer Agent/Administrator by calling 1877MP63FUN (6763386) to obtain authorization forms or for additional information.

TELEPHONE TRANSACTION PRIVILEGES


         Shareholders purchasing shares directly from the Fund will hold their shares with the Fund's Transfer Agent. You may authorize telephone redemption transaction privileges by selecting that option on the application form. It may be difficult to reach the Fund by telephone during periods when market or economic conditions foster an unusually large volume of telephone requests. Although the Adviser believes that this would not be an advantageous time to redeem your shares, you may still elect to do so. If you cannot reach the Fund by telephone, you should issue written instructions to the Transfer Agent at P.O. Box 5536, Hauppauge, New York 117880132. The Fund reserves the right to suspend or terminate its telephone services at any time without notice.

TAXQUALIFIED RETIREMENT PLANS

         The Fund is available for your taxdeferred retirement plan.

         -   INDIVIDUAL RETIREMENT ACCOUNTS ("IRAs"): simple
             IRAs, Roth IRAs, Education IRAs, or any other form of IRA permitted by law;
         - 403(B) PLANs for employees of public school systems and non-profit organizations;
         -   401(K) plans;
         - PROFITSHARING PLANS AND PENSION PLANS for corporations and employees.

         You can also transfer your taxdeferred plan from another fund or custodian. The shareholder bears the responsibility for any tax obligations incurred, such as with respect to the conversion of a taxdeductible IRA to a Roth IRA. An IRA disclosure document including a Request to Transfer form can be obtained by calling the Fund at 18776763386.

CONFIRMATION OF TRANSACTIONS AND REPORTING OF OTHER INFORMATION

         The Transfer Agent/Administrator, on behalf of the Fund, will send you confirmations of all of your purchases or redemptions of Fund shares. If there is no activity in your Fund account, you will receive account statements on a quarterly basis. In addition, you will receive various IRS forms after the first of each year detailing important tax information, and the Fund is required to supply annual and semiannual reports that list securities held by the Fund and include its then current financial statements.

                           DIVIDENDS AND DISTRIBUTIONS

         The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually. Distributions from capital gains are made after applying any available capital losses and/or capital loss carryovers.

         Although the Fund's Adviser believes that accumulating shares through the reinvestment of all dividends and capital gains distributions contributes to the success of this investment strategy and suggests that shareholders reinvest all distributions in additional Fund shares, by law the Fund must allow you to choose from among the following three options:

               -   Reinvest all distributions in additional shares;
               - Receive distributions from net investment income in cash while reinvesting capital gains distributions, if any, in additional shares; or
               -   Receive all distributions in cash.



         You can change your distribution option by notifying the Fund in writing. If you do not select an option when you open your account, all distributions will be reinvested in additional shares. You will receive a statement confirming the reinvestment of distributions in additional shares promptly following the end of each calendar year.

         If a check representing a distribution is not cashed within a specified period (generally three months), the Transfer Agent will notify you that you have the option either of requesting another check or of reinvesting the distribution in the Fund. If the Transfer Agent does not receive your election, the distribution will be reinvested in the Fund. Similarly, if correspondence sent by the Fund or the Transfer Agent is returned as "undeliverable," all Fund distributions will automatically be reinvested in the Fund. Be sure to send the Transfer Agent notification of any change of address.

                               VALUATION OF SHARES

         The Fund computes its net asset value (or price per share) on each day the NYSE is open for business. The calculation is made as of the regular close of the Exchange (currently 4:15 p.m., New York time).

         Portfolio securities for which market quotations are readily available are valued at market value. Portfolio securities for which market quotations are not considered readily available are valued at fair value on the basis of valuations furnished by a pricing service approved by the Board of Directors. The pricing service determines valuations for normal, institutionalsize trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders.

         Shortterm investments held by the Fund that mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Board of Directors.

                                   TAX STATUS

         Distributions of income by the Fund are generally taxable to shareholders as ordinary income. Certain Fund distributions may be considered as short or longterm capital gain. Capital gains may be taxable at different rates depending upon the length of time that the Fund holds its assets. Interest income from direct investment by noncorporate taxpayers in U.S. Government obligations (but not repurchase agreements) generally is not subject to state taxation. However, some states may tax mutual fund dividends attributable to such income. The Transfer Agent will send a notice to each shareholder (Form 1099 or 1099 substitute) advising the shareholder of any taxable income or capital gains distributed by the Fund for each taxable year.

         A sale of Fund shares is a taxable event that may result in a capital gain or loss. To the extent that Redemption Requests result in sales of shares of the Fund's portfolio securities, remaining shareholders may be subject to capital gains or losses.

         For a more detailed discussion of the federal income tax consequences of investing in shares of the Fund, see "Taxation" in the SAI. Before investing in this Fund, you should consult your tax adviser regarding the consequences of your local and state tax laws.

                             PERFORMANCE COMPARISONS

         Advertisements and other sales literature may refer to the Fund's total return. The total return for the one, five and 10year periods (or for the life of the Fund until the Fund is in existence for such longer periods) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund at the public offering price, plus any applicable sales load. Total return may also be presented for other periods.

         All data are based on past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, and Fund operating expenses. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results with those of other mutual funds and other investment vehicles. Fund performance may be compared with that of various indexes.

         For additional information regarding comparative performance information and the calculation of total return, see "Performance Comparisons" in the SAI.

                              FINANCIAL HIGHLIGHTS

                      [To Be added by subsequent amendment]











                        COUNSEL AND INDEPENDENT AUDITORS

         Legal matters in connection with the issuance of shares of common stock of the Fund are passed upon by Satterlee Stephens Burke & Burke LLP, 230 Park Avenue, New York, NY 10169. McGladrey & Pullen LLP, 555 Fifth Avenue, New York, NY 10017 have been selected as independent accountants for the Fund.

                               INVESTMENT ADVISER
                            Moneypaper Advisor, Inc.

                                 Administrator,
                               Transfer Agent, and
                           SHAREHOLDER SERVICING AGENT
                          American Data Services, Inc.

                                   DISTRIBUTOR
                             ADS Distributors, Inc.

                                    CUSTODIAN
                                  Firstar Corp.

                             INDEPENDENT ACCOUNTANTS
                             McGladrey & Pullen LLP

                                  LEGAL COUNSEL
                               Satterlee Stephens
                                Burke & Burke LLP
                           230 Park Avenue, Room 1130
                               New York, NY 10169

                             Investment Company Act
                                  FILE NUMBER
                                    811-09053



                                  THE MP63 FUND

                                   PROSPECTUS

                                TABLE OF CONTENTS

                Risk/return Summary .................................  2

                Investment Objective and Policies....................  4

                Risk Considerations .................................  7

                Management's Discussion of Fund's
                    Performance .....................................  8

                Management ..........................................  8

                How to Purchase Shares .............................. 11

                How to Redeem Shares ................................ 13

                Shareholder Services ................................ 16

                Dividends and Distributions ......................... 17

                Valuation of Shares ................................. 18

                Tax Status .......................................... 18

                Performance Comparisons ............................. 19

                Financial Highlights ................................ 19

                Counsel and Independent Auditors..................... 20



         A Statement of Additional Information ("SAI") containing additional information about the Fund, dated December 1, 1999, is available free of charge. Additional information about the Fund's investments is available in the Fund's Semi-Annual Report to Shareholders. An SAI and/or the Semi-Annual Report will be sent to any investor within three (3) business days of the Fund's receipt of a request for one. The address of the Fund is The Hauppauge Corporate Center, 150 Motor Parkway, Suite 109W, Hauppauge, NY 11788 and its telephone number for shareholder inquiries and to request copies of the SAI or the Fund's Semi-Annual Report is 1877MP63FUN (6763386). Furthermore, information about the Fund, including the SAI can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. and information on the operation of the Commission's Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are also available on the Commission's Internet site at HTTP://WWW.SEC.GOV Copies of this information may be obtained, upon payment of a duplicating fee by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. The SAI has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in this Prospectus.

                                MP 63 FUND, INC.
                       STATEMENT OF ADDITIONAL INFORMATION

                                December 1, 1999

                                Table of Contents

                                                                         PAGE
                                                                         ----

    INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS.......................1

    DIRECTORS AND EXECUTIVE OFFICERS......................................3

    INVESTMENT ADVISORY AND OTHER SERVICES................................6

    PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE....................8

    TAXATION.............................................................10

    OWNERSHIP OF SHARES..................................................11

    DIVIDENDS AND DISTRIBUTIONS..........................................12

    NET ASSET VALUE......................................................12

    PERFORMANCE COMPARISONS..............................................12

    COUNSEL AND INDEPENDENT ACCOUNTANTS..................................15

    OTHER INFORMATION....................................................15

    FINANCIAL STATEMENTS.................................................16

    PART C..............................................................C-i




         This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Fund's Prospectus dated January 8, 1999. A copy of the Prospectus may be obtained from the Fund c/o American Data Services, Inc. at The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788 or telephone 1-877-MP63FUND (676-3386).

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

         The Fund is an open-end, diversified management investment company which was incorporated under the laws of the state of Maryland on October 13, 1998. The Fund's business and affairs are managed by its officers under the direction of its Board of Directors. The Fund currently offers its shares in one series, which is being offered for sale. The Fund's investment objective and a summary of its investment policies are set forth in the Prospectus. Additional information regarding the Fund's investment policies and restrictions is set forth below.

         INVESTMENT POLICIES. The following paragraphs provide additional information about the Fund's investment policies. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the Board of Directors.

         REPURCHASE AGREEMENTS. In addition to common stock, the Fund may invest in repurchase agreements collateralized by the securities in which it may invest. A repurchase agreement involves the purchase by the Fund of the securities with the condition that after a stated period of time the original seller will buy back the same securities at a predetermined price or yield. The Fund's custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the Fund's collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest). Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, the Fund will seek to sell the collateral, which could involve costs of delays. To the extent that proceeds from the sale of collateral are less than the repurchase price, the Fund would suffer a loss.

         SECURITIES LOANS. Although not currently the intention of the Fund to do so, the Fund reserves the right to make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Fund to exercise voting rights on any matters materially affecting the investment. The Fund may also call such loans in order to sell the securities.

         INVESTMENT RESTRICTIONS

         In addition to the investment objective and policies set forth in the Prospectus and in this Statement of Additional Information, the Fund is subject to certain fundamental and non-fundamental investment restrictions, as set forth below. Fundamental investment restrictions may not be changed with respect to the Fund, without the vote of a majority of the Fund's outstanding shares. Non-fundamental investment restrictions of the Fund may be changed by the Board of Directors.

         As fundamental investment restrictions, the Fund will not:


         1. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in any one industry. This restriction also does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.

         2. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), if, as a result, as to 75% of the Fund's total assets, more than 5% of its net assets would be invested in the securities of one issuer or the Fund would hold more than 10% of the outstanding voting securities of any one issuer.

         3. Issue any senior securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), other than as set forth in restriction number 4 below.

         4. Borrow amounts in excess of 10% of the cost or 5% of the market value of its total assets, whichever is less, and then only from a bank and as a temporary measure for extraordinary or emergency purposes in order to meet redemption requests. The reason the Fund might borrow would be to avoid selling a portion of its investments at a time when it may be disadvantageous to do so. Interest paid by the Fund on borrowed funds would decrease its net earnings. To secure any such borrowing, the Fund may pledge or hypothecate not in excess of 15% of the value of its total assets.

         5. Purchase or sell real estate, commodities or commodity futures contracts.

         6. Act as an underwriter of securities of other issuers, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

         7. Engage in any short-selling operations.

         8. Lend money other than through the purchase of debt securities in accordance with its investment policies.

         9. Engage in margin transactions or in transactions involving puts, calls, straddles, or spreads, except as permitted by the Fund under its investment policies.

         10. Acquire or retain more than 5% of the securities of any other investment company.

         The Fund is also subject to the following restrictions that are not fundamental and may therefore be changed by the Board of Directors without shareholder approval.

         The Fund will not:

         1. Acquire securities for the purpose of exercising control over management.

         2. Invest more than 15% of its net assets in illiquid securities.

         Unless otherwise indicated, percentage limitations included in the restrictions apply at the time the Fund enters into a transaction. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the Fund's net assets will not be considered in determining whether it has complied with its investment restrictions.



                        DIRECTORS AND EXECUTIVE OFFICERS

         The following table contains information concerning the directors and officers of the Fund and their principal occupations during the past five years. Directors who are interested persons, as defined by the 1940 Act, are indicated by asterisk.



                                              POSITIONS HELD              PRINCIPAL OCCUPATION
                                                WITH THE                   LAST FIVE YEARS
                                                  FUND
   NAME AND ADDRESS

===================================  ===============================  ==========================


Ted S. Gladstone - Age 56               Director                      President, Gladstone Development Corporation.
183 Round Hill Road
Greenwich, Connecticut 06831


Gloria L. Schaffer - Age 68             Director                      Retired since 1996; Prior thereto from 1991-1995,
51 Tumblebrook Road                                                   Commissioner of Consumer
Woodbridge, Connecticut 06525                                         Protection for the State of Connecticut




Angela Shashoua - Age 62                Director                      Developer of commercial real estate in Boston,
176 Tappan Street                                                     Massachusetts since 1975.
Brookline, Massachusetts 02445


Harold G. Weinreb - Age 62              Director                      Consultant since 1987; Prior thereto from 1966
112 Brite Avenue                                                      to 1987, employed by W.R. Grace & Co.,
Scarsdale, New York 10583                                             most recently as Director, Corporate Engineering
                                                                      from 1977-1987.


*Vita Nelson - Age 60                   Chairman of the Board         Chief Executive Officer of the Moneypaper, Inc.
 l0l0 Mamaroneck Avenue                 of Directors,
 Mamaroneck, New York 10543             Chief Executive
                                        Officer and Director



*Michael Miola - Age 46                 Director                      Chief Executive Officer of American Data Services, Inc
 The Hauppauge Corporate Center
 150 Motor Parkway
 Hauppauge, New York  11788





 .

         The executive officers of the Fund are Vita Nelson, President, Rod Drysdale, Treasurer, Michael Miola, Assistant Treasurer and Lester Nelson, Secretary. Mr. Drysdale is the Chief Financial Officer of Temper of the Times Communications, Inc., a registered broker-dealer, an affiliate of the Adviser. From 1989 through 1998, Citibank, N.A., employed Mr. Drysdale in both its retail banking and brokerage services division. He earned a BS in Finance from the University of Vermont in 1989. Mr. Nelson is a partner in the law firm of Nelson & Nelson, 60 East 42nd Street, New York, NY and is the spouse of Vita Nelson.

         The members of the Audit Committee of the Board of Directors are Ted S. Gladstone, Gloria Schaffer, Angela Shashoua and Harold Weinreb. Ms. Schaffer acts as the chairperson of such committee. The Audit Committee oversees the Fund's financial reporting process, reviews audit results and recommends annually to the Fund a firm of independent certified public accountants.

         Those Directors who are officers or employees of the Adviser, the Administrator or their affiliates receive no remuneration from the Fund. Each disinterested Director receives a fee from the Fund for each regular quarterly and in-person special meeting of the Board of Directors attended. Each Member of the Board who is not affiliated with the Adviser or the Administrator receives $1,000 per year for serving as a director of the Fund and $250 for each meeting attended. In addition, each Director who is not affiliated with the Adviser or the Administrator is reimbursed for expenses incurred in connection with attending meetings.

         The following table sets forth the estimated compensation expected to be received by each director from the Fund during the fiscal year ended February 29, 2000.



                                           Aggregate Estimated Compensation
   Director                                 from the Fund (on an annual basis)

========================================   ===================================


Ted S. Gladstone                                       $2,000


Gloria Schaffer                                        $2,000


Angela Shashoua                                        $2,000


Harold Weinreb                                         $2,000


Vita Nelson                                              $0


Michael Miola                                            $0


                     INVESTMENT ADVISORY AND OTHER SERVICES


         The investment adviser for the Fund is The Moneypaper Advisor, Inc. (the "Adviser"). The Adviser will act as such pursuant to a written agreement which, after its initial two-year period, must be annually re-approved by the Board of Directors. The address of the Adviser is 1010 Mamaroneck Avenue, Mamaroneck, New York 10543.

CONTROL OF THE ADVISER

         The stock of the Adviser is owned by The Moneypaper, Inc., of which Vita Nelson is the majority shareholder.

INVESTMENT ADVISORY AGREEMENT

         The Adviser acts as the investment adviser of the Fund under an Investment Advisory Agreement which has been approved by the Board of Directors (including a majority of the Directors who are not parties to the agreement, or interested persons of any such party).

         The Investment Advisory Agreement will terminate automatically in the event of its assignment. In addition, the agreement is terminable at any time, without penalty, by the Board of Directors or by vote of a majority of the Fund's outstanding voting securities on not more than sixty (60) days' written notice to the Adviser, and by the Adviser on sixty (60) days' written notice to the Fund. Unless sooner terminated, the agreement shall continue in effect for more than two years after its execution only if such continuance is specifically approved at least annually by either the Board of Directors or by a vote of a majority of the outstanding shares of the Fund, provided that in either event such continuance is also approved by a vote of a majority of the Directors who are not parties to such agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

         Pursuant to its Investment Advisory Agreement, the Fund will pay the Adviser monthly an advisory fee equal, on an annual basis, to 0.35% of its average daily net assets. The Adviser may waive a portion of its fees from time to time.

         Under the Investment Advisory Agreement, the Adviser provides the Fund with advice and assistance in the selection and disposition of the Fund's investments. All investment decisions are subject to review by the Fund's Board of Directors to ensure that they meet the criteria described in the prospectus. The Adviser is obligated to pay the salaries and fees of any affiliates of the Adviser serving as officers of the Fund.

ADMINISTRATOR

         The Administrator for the Fund is American Data Services, Inc. (the "Administrator"), which has its principal office at The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds through its offices in New York, Denver and Bermuda.

         Pursuant to an Administrative Service Agreement with the Fund, the Administrator provides all administrative services necessary for the Fund, subject to the supervision of the Board of Directors. The Administrator will provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.

         The Administrative Service Agreement is terminable by the Board of Directors of the Fund or the Administrator on sixty (60) days' written notice and may be assigned provided the non-assigning party provides prior written consent. The Agreement shall remain in effect for two years from the date of its initial approval, and subject to annual approval of the Board of Directors for oneyear periods thereafter. The Agreement provides that in the absence of willful misfeasance, bad faith or negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

         Under the Administrative Service Agreement, the Administrator provides all administrative services, including, without limitation: (i) provides entry of all data from shareholders' applications; (ii) provides services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (iii) overseeing the performance of administrative and professional services to the Fund by others, including the Fund's Custodian; (iv) preparing, but not paying for, the periodic updating of the Fund's Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, preparing the Fund's tax returns, and preparing reports to the Fund's shareholders and the Securities and Exchange Commission; (v) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (vi) preparing notices and agendas for meetings of the Board of Directors and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vii) monitoring daily and periodic compliance with respect to all requirements and restrictions of the Investment Company Act, the Internal Revenue Code and the Prospectus.

         The Administrator also provides the Fund with all accounting services, including, without limitation: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the Investment Company Act; (iii) production of the Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a1 under the 1940 Act, and reconciling account information and balances among the Fund's Custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

ADMINISTRATOR'S FEES

         For the administrative, fund accounting, transfer agent and disbursing agent services rendered to the Fund by the Administrator, the Fund pays the Administrator a monthly fee based on the Fund's average net assets. The Fund also pays the Administrator for out-of-pocket expenses for printing, postage and telephone costs.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

         Firstar Corp. serves as custodian for the Fund's cash and securities. Pursuant to a Custodian Agreement, it is responsible for maintaining the books and records of the Fund's portfolio securities and cash. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. The Administrator acts as the Fund's transfer agent and dividend disbursing agent.

DISTRIBUTION AGREEMENT

         Pursuant to a Distribution Agreement, ADS Distributors, Inc. (the "Distributor") has agreed to act as the principal underwriter for the Fund in the sale and distribution to the public of shares of the Fund, either through dealers or otherwise. The Distributor has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold.

OTHER EXPENSES

         Fees paid to the Adviser and the Administrator are deducted from income of the Fund before dividends are paid. In addition, the Fund pays expenses including, but not limited to, the expenses of reports to shareholders, shareholders' meetings and proxy solicitations, fees and expenses of officers and Directors who are not affiliated with the Adviser, the Administrator or any of their respective affiliates, taxes, interest, legal fees, custodian fees, audit fees, brokerage fees and commissions, fees and expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws.

           PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

         The Fund's assets are invested by the Adviser in a manner consistent with its investment objectives, policies, and restrictions and with any instructions the Board of Directors may issue from time to time. Within this framework, the Adviser is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Fund.

         U.S. Government securities generally are traded in the over-the-counter market through broker- dealers. A broker-dealer is a securities firm or bank that makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread.

         In placing orders for the purchase and sale of portfolio securities for the Fund, the Adviser will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the Board of Directors may issue from time to time. The Adviser will select broker-dealers, including Temper of the Times Communications, Inc., its affiliates, to execute portfolio transactions on behalf of the Fund primarily on the basis of best price and execution.

         Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by the Adviser. Where the services referred to above are not used exclusively by the Adviser for research purposes, the Adviser, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. It is the position of the staff of the Securities and Exchange Commission that
Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions.

         As permitted by Section 28(e) of the 1934 Act, the Adviser may cause the Fund to pay a broker- dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Adviser an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. The Adviser's authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Directors may adopt from time to time. Nevertheless, the Adviser does not currently intend to cause the Fund to make such payments. Accordingly, the Adviser will use its best efforts to obtain the most favorable price and execution available with respect to all of the Fund's transactions, as described above.

         Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

                                    TAXATION


         The Fund is treated as a corporation for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. By so qualifying, the Fund will not incur federal income or state taxes on its net investment income and on net realized capital gains to the extent distributed as dividends to shareholders.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (b) at least 98% of its capital gains in excess of capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31st of the calendar year, and (c) all ordinary income and capital gains for previous years that were not distributed during such years.

         Under the Code, dividends derived from interest, and any short-term capital gains, are taxable to shareholders as ordinary income for federal and state tax purposes, regardless of whether such dividends are taken in cash or reinvested in additional shares. Distributions made from the Fund's net realized long-term capital gains (if any) and designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time Fund shares are held. Corporate investors are not eligible for the dividends-received deduction with respect to distributions derived from interest on short-or long-term capital gains from the Fund but may be entitled to such a deduction in respect to distributions attributable to dividends received by the Fund. A distribution will be treated as paid on December 31st of a calendar year if it is declared by the Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

         Distributions paid by the Fund from net long-term capital gains (excess of long-term capital gains over long-term capital losses), if any, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Fund. Distributions paid by the Fund from net short-term capital gains (excess of short-term capital gains over short-term capital losses), if any, whether received in cash or reinvested in additional shares are taxable as ordinary income. Capital gains distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. Realized capital gains are not expected to be a significant or predictable part of the Fund's investment return.

         A sale of the Fund's shares is a taxable event and may result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares, a checkwriting redemption, or an exchange of shares between two mutual funds (or two portfolios of a mutual fund).

         Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

         Ordinarily, distributions and redemption proceeds earned by the Fund shareholder are not subject to withholding of federal income tax. However, 31% of the Fund's distributions and redemption proceeds must be withheld if the Fund shareholder fails to supply the Fund or its agent with such shareholder's taxpayer identification number or if the Fund shareholder who is otherwise exempt from withholding fails to properly document such shareholder's status as an exempt recipient.

         The information above is only a summary of some of the tax considerations generally affecting the Fund and its shareholders. No attempt has been made to discuss individual tax consequences. To determine whether the Fund is a suitable investment based on his or her tax situation, a prospective investor may wish to consult a tax advisor.

                               OWNERSHIP OF SHARES

         All shares of the Fund, when issued, will be fully paid and nonassessable and will be redeemable. They can be issued as full or fractional shares. A fractional share has, pro rata, the same rights and privileges as a full share. The shares possess no preemptive or conversion rights. The shares of the Fund will share ratably in the dividends of the Fund, if any, as may be declared by the Board of Directors, and in the distribution of any net assets upon liquidation of the Fund, after the payment of all debts and liabilities of the Fund.

         Each share of the Fund has one vote (with proportionate voting for fractional shares) regardless of the relative net asset values of the Fund's shares. If pursuant to the Fund's Bylaws, the holders of shares representing at least 10% of the Fund's total outstanding shares request that the Fund hold a special meeting of shareholders it will do so. Unless required under the Investment Company Act, the Fund will not necessarily hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of members of the Board of Directors or the appointment of auditors. The Fund will assist in the communication with other shareholders. In addition, the Investment Company Act requires a shareholder vote for all amendments to the Fund's fundamental investment objective and policies and investment restrictions and for any amendments to investment advisory contracts.

         The Fund may hold informal informational meetings of shareholders to discuss the Fund's and the Adviser's current investment philosophy and to address any concerns that shareholders may have. Shareholders will receive advance notice of the date, time and location of such meetings. However, no official business may be conducted at such meetings.

         On December 28, 1998, the Moneypaper, Inc. invested $100,000 in shares of the Fund at $10.00 per share, as seed capital.

                           DIVIDENDS AND DISTRIBUTIONS

         Net investment income, if any, is declared as dividends and paid annually. Substantially all the realized net capital gains for the Fund, if any, are also declared and paid on an annual basis. Dividends are payable to shareholders of record at the time of declaration.

        Dividends are automatically reinvested in additional Fund shares unless the shareholder has elected to have them paid in cash.

         The net investment income of the Fund for each business day is determined immediately prior to the determination of net asset value. Net investment income for other days are determined at the time net asset value is determined on the prior business day. See "Purchase of Shares" and "Redemption of Shares" in the Prospectus.

                                    NET ASSET

         The method for determining the Fund's net asset value is summarized in the Prospectus in the text following the heading "Valuation of Shares." The net asset value of the Fund's shares is determined on each day on which the New York Stock Exchange is open. The New York Stock Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                             PERFORMANCE COMPARISONS


         Total return quoted in advertising and sales literature reflects all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's net asset value during the period.

         The Fund's total return must be displayed in any advertisement containing the Fund's yield. Total return is the average annual total return for the 1, 5 and 10year period ended on the date of the most recent balance sheet included in the Statement of Additional Information, computed by finding the average annual compounded rates of return over 1, 5 and 10year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

               P(1 + T)n = ERV

            Where:

            P  =   a hypothetical initial investment of $1000

            T  =   average annual total return

            n  =   number of years

            ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10year periods at the end of the 1, 5 or 10 year periods (or fractions thereof).

         Because the Fund has not had a registration in effect for 1, 5 or 10 years, no Performance Comparisons utilizing the above formula are available.

         Average annual total return is calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period and then calculating the annual compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over 10 years would produce an average annual total return of 7.18%, which is the steady annual rate that would result in 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent average figures as opposed to actual year-to-year performance.

         In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Performance information may be quoted numerically or in a table, graph, or similar illustration.

         The Fund's performance may be compared with the performance of other funds with comparable investment objectives, tracked by fund rating services or with other indexes of market performance. Sources of economic data that may be considered in making such comparisons may include, but are not limited to, rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; data provided by the Investment Company Institute; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Fund may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

         The agencies listed below measure performance based on their own criteria rather than on the standardized performance measures described in the preceding section.





            Lipper Analytical Services, Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1year, 5year, and 10year performance. Lipper classifies mutual funds by investment objective and asset category.

            Morningstar, Inc. distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent the fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 1-year, 3year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average assessment of the fund's 1-year, 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.

            CDA/Weisenberger's Management Results publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

         Independent publications may also evaluate the Fund's performance. The Fund may from time to time refer to results published in various periodicals, including Barrons, Financial World, Forbes, Fortune, Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

         Independent, unmanaged indexes, such as those listed below, may be used to present a comparative benchmark of the Fund's performance. The performance figures of an index reflect changes in market prices, reinvestment of all dividend and interest payments and, where applicable, deduction of foreign withholding taxes, and do not take into account brokerage commissions or other costs. Because the Fund is a managed portfolio, the securities it owns will not match those in an index. Securities in an index may change from time to time.

                The Dow Jones Industrial Average is an index of
                30 common stocks frequently used as a general measure of stock market performance.

                Standard & Poor's 500 Composite Stock Price Index is an index of common stocks frequently used as a general measure of stock market performance.


                       COUNSEL AND INDEPENDENT ACCOUNTANTS


         Legal matters in connection with the issuance of shares of common stock of the Fund are passed upon by Satterlee Stephens Burke & Burke LLP, 230 Park Avenue, New York, NY 10169. McGladrey & Pullen LLP, 555 Fifth Avenue, New York, NY 10017 have been selected as independent accountants for the Fund.

                                OTHER INFORMATION


         The Adviser has been registered with the Securities Exchange Commission
(SEC) under the Investment Advisers Act of 1940 since December 1998. The Fund has filed a registration statement under the Securities Act of 1933 and the 1940 Act with respect to the shares offered. Such registrations do not imply approval or supervision of the Fund or the Adviser by the SEC.

         For further information, please refer to the registration statement and exhibits on file with the SEC in Washington, D.C. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.




                    FINANCIAL STATEMENTS


         STATEMENT OF ASSETS AND LIABILITIES

         DECEMBER 28, 1998

         -----------------------------------------------------------------------



         ASSETS

         Cash ......................................................... $100,000



         LIABILITIES...................................................    --
                                                                       ---------



         NET ASSETS ................................................... $100,000



         Net assets applicable to 10,000 shares of common stock
               par value $.001 each; 1,000,000,000 shares authorized    $100,000
                                                                        ========



         Net asset value, and offering price per share ................. $ 10.00
                                                                        ========



         Redemption price per share (Note 4)



         See Notes to Financial Statements.

         NOTES TO FINANCIAL STATEMENT-

         -----------------------------------------------------------------------

         NOTE 1. MP 63 Fund, Inc. ("the Fund") was incorporated under the laws of the State of Maryland on October 13, 1998. The Fund is registered with the Securities and Exchange Commission as an open-end diversified management investment company and has had no operations to date other than these relating to organizational matters and the sale and issuance of 10,000 shares of its common stock to The Moneypaper, Inc.

         NOTE 2. The Investment Advisory agreement, the Administrative Service agreement and the distribution agreement are described elsewhere in the Prospectus and Statement of Additional Information.

         NOTE 3. Organizational expenses are being paid by the Funds Investment Adviser.

         NOTE 4. There is a redemption fee payable to the Fund equal to 2.00% for shares that are held for less than three years and 1.00% for shares that are held for more than three but less than five years.

                                     PART C

         Item 23.   Exhibits:

                             (1) Articles of Incorporation.*

                             (2) Bylaws of the Fund.*

                             (3) Not Applicable.

                             (4) Investment Advisory Agreement.**

                             (5) Distribution Agreement.**

                             (6) Not Applicable.

                             (7) Custody Agreement.**

                             (8) Administrative Service Agreement.**

                             (9) Opinion of Satterlee Stephens Burke & Burke LLP
                                 as to the legality of the securities being registered, including their consent to the filing thereof and as to the use of their names in the Prospectus.***

                             (10)Consent of McGladrey & Pullen, LLP, independent
                                 accountants.**

                             (11)Not Applicable.

                             (12)Subscription Letter.**

                             (13)Not Applicable.

                             (14)Financial Data Schedule.**

                             (15)Not Applicable

         -----------------------

         * Filed with the Securities and Exchange Commission herewith as an Exhibit to the Registrant's Registration Statement on October 13, 1998.

         ** Filed with the Securities and Exchange Commission herewith as an Exhibit to Amendment No. 1 to the Registrant's Registration Statement on January 5, 1999.

         ***   Filed herewith.

                                   SIGNATURES




         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York, on the 30th day of November, 1999.

                                                MP 63 FUND, INC.



                                                By:/S/ VITA NELSON
                                                   ---------------
                                                   VITA NELSON, PRESIDENT

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

/S/VITA NELSON                                                 NOVEMBER 30, 1999
--------------
Vita Nelson              Directors, Chairman of the Board
                         and Chief Executive Officer





/S/MICHAEL MIOLA                                               NOVEMBER 30, 1999
----------------
Michael Miola            Director and Chief Financial Officer


/S/TED S. GLADSTONE                                            NOVEMBER 30, 1999
-------------------
TED S. GLADSTONE         Director





/S/GLORIA L. SCHAFFER                                          NOVEMBER 30, 1999
---------------------
Gloria L. Schaffer       Director





/S/HAROLD G. WEINREB                                           NOVEMBER 30, 1999
--------------------
Harold G. Weinreb        Director



         The above persons signing as Director are all of the members of the Registrant's Board of Directors.



                                       C-2



                                  EXHIBIT INDEX


 EXHIBIT                                                                 PAGE

       9   Opinion of Satterlee Stephens Burke & Burke LLP